NET INCOME PER COMMON SHARE	12 Months Ended
Feb. 29, 2020
Earnings Per Share [Abstract]
Net income per common share
NOTE 15—NET INCOME PER COMMON SHARE
Basic net income per common share is computed by dividing net income by the weighted average number of common shares outstanding for the period, including common shares to be issued with no prior remaining contingencies prior to issuance. The computation of diluted net income per share reflects the dilutive effects of potentially issuable common shares related to outstanding Phantom Units. Performance-based Phantom Units are considered dilutive when the related performance criterion has been met.
The components of basic and diluted net income per common share were as follows (in millions, except per share data):

	Fiscal 2019	Fiscal 2018	Fiscal 2017
Net Income	$466.4	$131.1	$46.3
Weighted average common shares outstanding (1)	579.4	580.5	579.5
Dilutive effect of potential common shares (2)	0.9	0.2	—
Weighted average common shares and potential dilutive common shares outstanding	580.3	580.7	579.5
Basic net income per common share	$0.80	$0.23	$0.08
Diluted net income per common share	0.80	0.23	0.08

(1)	Fiscal 2019 and fiscal 2018 include 1.3 million and 1 .9 million common shares remaining to be issued, respectively. For fiscal 2017, there were no common shares remaining to be issued

(2)
There were no potential common shares outstanding that were antidilutive for fiscal 2019 and fiscal 2018. For fiscal 2017, there were
2.6
million potential common shares excluded from the diluted net income per share calculations because they would have been antidilutive